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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF

                      THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): May 26, 2000

                          STONE CONTAINER CORPORATION
             (Exact name of Registrant as specified in its charter)

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
            DELAWARE                                         1-3439                                      36-2041256
  (State or other jurisdiction                            (Commission                                 (I.R.S. Employer
       of incorporation)                                  File Number)                               Identification No.)

                                                     150 NORTH MICHIGAN AVENUE
                                                         CHICAGO, ILLINOIS                                   60601
                                              (Address of Principal Executive Offices)                    (Zip Code)

                                                           (312) 346-6600
                                         Registrant's Telephone Number, Including Area Code
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                         -----------------------------
         (Former name or former address, if changed since last report)


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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

     On May 31, 2000, Smurfit-Stone Container Corporation ("Smurfit-Stone") completed its acquisition of St. Laurent Paperboard Inc. ("St. Laurent") pursuant to an Amended and Restated Pre-Merger Agreement (the "Merger Agreement") dated as of April 13, 2000 among Smurfit-Stone, Stone Container Corporation (the "Company"), 3701174 Canada Inc., 3038727 Nova Scotia Company and St. Laurent (the "Acquisition").

     Pursuant to the Merger Agreement, each outstanding common share and restricted share unit of St. Laurent was exchanged for $12.50 in cash and 0.5 shares of common stock, par value $.01 per share, of Smurfit-Stone ("Smurfit-Stone Common Stock"). The total consideration paid by Smurfit-Stone in connection with the Acquisition was approximately $1.4 billion, consisting of approximately $633 million in cash, 25,335,381 shares of Smurfit-Stone Common Stock and the assumption of $386 million of St. Laurent's debt (the "Purchase Price"). Smurfit-Stone financed the cash portion of the Purchase Price through borrowings under certain of the Company's credit facilities, including a new credit facility entered into by the Company and its subsidiaries.

ITEM 5.  OTHER EVENTS

     On May 26, 2000, Smurfit-Stone and St. Laurent issued a joint press release stating that the securityholders of St. Laurent had approved the Acquisition. On May 31, 2000, Smurfit-Stone issued a press release announcing the completion of the Acquisition.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     A.   Financial Statements of Businesses Acquired.

          The financial information required by this item will be filed by amendment to this Current Report on Form 8-K not later than 60 days after the date that the initial report on this Form 8-K must be filed.

     B.   Pro Forma Financial Information.

          The pro forma financial information required by this item will be filed by amendment to this Current Report on Form 8-K not later than 60 days after the date that the initial report on this Form 8-K must be filed.

     C.   Exhibits. The following exhibits are filed as a part of this report:

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
          EXHIBIT NO.         DESCRIPTION
          -----------         -----------

          10.1 Credit Agreement dated as of May 31, 2000 among Stone, St. Laurent, the lenders named therein, The Chase Manhattan Bank, as an Agent, Bankers Trust Company, as Administrative Agent, and Deutsche Bank Canada, as Canadian Administrative Agent, Chase Securities Inc., as Syndication Agent, Co-Lead Arranger and Joint Book Manager, and DB Alex. Brown LLC, as Co-Lead Arranger and Joint Book Manager

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

          EXHIBIT NO.        DESCRIPTION
          -----------        -----------

          99.1               Press Release dated May 26, 2000

          99.2               Press Release dated May 31, 2000
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                              STONE CONTAINER CORPORATION

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Dated: June 6, 2000           By:  /s/  Paul K. Kaufmann
                                  ---------------------------------------------
                              Name:     Paul K. Kaufmann
                              Title:    Vice President and Corporate Controller

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                                 EXHIBIT INDEX

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
EXHIBIT NO.         DESCRIPTION
-----------         -----------

10.1 Credit Agreement dated as of May 31, 2000 among Stone, St. Laurent, the lenders named therein, The Chase Manhattan Bank, as an Agent, Bankers Trust Company, as Administrative Agent, and Deutsche Bank Canada, as Canadian Administrative Agent, Chase Securities Inc., as Syndication Agent, Co-Lead Arranger and Joint Book Manager, and DB Alex. Brown LLC, as Co-Lead Arranger and Joint Book Manager

99.1                Press Release dated May 26, 2000

99.2                Press Release dated May 31, 2000

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